Exhibit 3.47
Delaware

The First State
I, JEFFREY W. BULLOCK, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED ARE TRUE AND CORRECT
COPIES OF ALL DOCUMENTS ON FILE OF “LKQ PICK YOUR PART MIDWEST,
LLC” AS RECEIVED AND FILED IN THIS OFFICE.
THE FOLLOWING DOCUMENTS HAVE BEEN CERTIFIED:
CERTIFICATE OF CONVERSION, FILED THE TENTH DAY OF OCTOBER,
A.D. 2019, AT 1:54 O'CLOCK P.M.
CERTIFICATE OF FORMATION, FILED THE TENTH DAY OF OCTOBER,
A.D. 2019, AT 1:54 O'CLOCK P.M.
CERTIFICATE OF MERGER, FILED THE TENTH DAY OF OCTOBER, A.D.
2019, AT 2:43 O'CLOCK P.M.
CERTIFICATE OF CORRECTION, FILED THE SECOND DAY OF DECEMBER,
A.D. 2019, AT 4:06 O'CLOCK P.M.
CERTIFICATE OF MERGER, FILED THE TWENTY-FIFTH DAY OF
NOVEMBER, A.D. 2020, AT 5:11 O'CLOCK P.M.

Delaware

The First State
AND I DO HEREBY FURTHER CERTIFY THAT THE EFFECTIVE DATE OF
THE AFORESAID CERTIFICATE OF MERGER IS THE THIRTY-FIRST DAY OF DECEMBER, A.D. 2020.
CERTIFICATE OF MERGER, FILED THE TWENTY-FIFTH DAY OF
NOVEMBER, A.D. 2020, AT 5:13 O'CLOCK P.M.
AND I DO HEREBY FURTHER CERTIFY THAT THE EFFECTIVE DATE OF
THE AFORESAID CERTIFICATE OF MERGER IS THE THIRTY-FIRST DAY OF DECEMBER, A.D. 2020.
CERTIFICATE OF MERGER, FILED THE TWENTY-EIGHTH DAY OF APRIL,
A.D. 2021, AT 5:19 O'CLOCK P.M.
CERTIFICATE OF MERGER, FILED THE SECOND DAY OF JULY, A.D.
2021, AT 9:34 O'CLOCK A.M.
AND I DO HEREBY FURTHER CERTIFY THAT THE AFORESAID
CERTIFICATES ARE THE ONLY CERTIFICATES ON RECORD OF THE
AFORESAID LIMITED LIABILITY COMPANY, “LKQ PICK YOUR PART
MIDWEST, LLC”.

STATE OF DELAWARE
CERTIFICATE OF CONVERSION
FROM A NON-DELAWARE LIMITED LIABILITY COMPANY TO
A DELAWARE LIMITED LIABILITY COMPANY PURSUANT TO
SECTION 18-214 OF THE LIMITED LIABILITY ACT
1.) The jurisdiction where the Non-Delaware Limited Liability Company first formed is Illinois.

2.) The jurisdiction immediately prior to filing this Certificate is Illinois.

3.) The date the Non-Delaware Limited Liability Company first formed is 11/05/2018.

4.) The name of the Non-Delaware Limited Liability Company immediately prior to filing this Certificate is U-Pull-It, North, LLC.

5.) The name of the Limited Liability Company as set forth in the Certificate of Formation is LKQ Pick Your Part Midwest, LLC.

IN WITNESS WHEREOF, the undersigned have executed this Certificate on the 9th day of October, A, D. 2019.

By:___________/s/ Matthew J. McKay________
Authorized person

Name: ________Matthew J. McKay_________
Print or Type

STATE of DELAWARE
LIMITED LIABILITY COMPANY
CERTIFICATE of FORMATION
    First: The name of the limited liability company is
LKQ Pick Your Part Midwest, LLC
    Second: The address of its registered office in the State of Delaware is 3411
    Silverside Road Tatnall Building #104 in the City of Wilmington
Zip Code 19810.

The name of its Registered agent at such address is
Corporate Creations Network Inc.

    Third: (Insert any other matters the members determine to include herein.)

IN WITNESS WHEREOF, the undersigned have executed this Certificate of Formation this 9th day of October, 2019.

By:___________/s/ Matthew J. McKay________
Authorized person(s)

Name: ________Matthew J. McKay_________
Typed or Printed

SR 201
State of Delaware
Certificate of Merger of a Foreign Limited Liability Company
into a Domestic Limited Liability Company
Pursuant to Title 6. Section 18-209 of the Delaware Limited Liability Company Act.
First: The name of the surviving Limited Liability Company is __________________________
LKQ Pick Your Part Midwest, LLC, a Delaware Limited Liability Company.

Second: The name of the Limited Liability Company being merged into this surviving Limited Liability Company is Scrap Processors, LLC
The jurisdiction in which this Limited Liability Company was formed is Illinois.
Third: The Agreement of Merger has been approved and executed by both Limited
Liability Companies.

Fourth: The name of the surviving Limited Liability Company is
LKQ Pick Your Part Midwest, LLC     .

Fifth: The executed agreement of merger is on file at
500 W. Madison Street, Suite 2800 Chicago, IL 60661     ,
the principal place of business of the surviving Limited Liability Company.

Sixth: A copy of the agreement of merger will be furnished by the surviving Limited Liability Company on request, without cost, to any member of the Limited Liability Company or any person holding an interest in any other business entity which is to merge or consolidate.
IN WITNESS WHEREOF, said Limited Liability Company has caused this certificate to be signed, by an authorized person, this 27th day of September, A.D., 2019.

By:___________/s/ Matthew McKay________
Authorized person

Name: ________Matthew McKay_________
Print or Type

State of Delaware
Certificate of Correction
of a Limited Liability Company
to be filed pursuant to Section 18-211(a)
1.    The name of the Limited Liability Company is: LKQ Pick Your Part Midwest, LLC.
2.    That a Certificate of Merger was filed by the Secretary of State of Delaware on 10/10/2019, that said Certificate requires correction as permitted by Section 18-211 of the Limited Liability Company Act.
3.    The inaccuracy or defect of said Certificate is: (must give specific reason)

The certificate of merger between Scrap Processors, LLC and LKQ Pick Your Part Midwest, LLC (survivor) was filed in error. The filer did not authorize to file.
4.    The Certificate is hereby corrected to read as follows:

The Certificate of Merger is rendered null and void.

IN WITNESS WHEREOF, the undersigned have executed this Certificate on the 2nd day of December A.D. 2019.
By:__________/s/ Carlos M Alvarez______
Authorized person

Name: Carlos M Alvarez, Special Manager
Print or Type

State of Delaware
Certificate of Merger of a Foreign Corporation
into a Domestic Limited Liability Company
Pursuant to Title 6, Section 18-209 of the Delaware Limited Liability Company Act.
First: The name of the surviving Limited Liability Company LKQ Pick Your Part Midwest, LLC, a Delaware Limited Liability Company.
Second: The name of the Corporation being merged into this surviving Limited Liability Company is LKQ Self Service Auto Parts-Holland, Inc. The jurisdiction in which this Corporation was formed is Michigan.

Third: The Agreement of Merger has been approved and executed by the Corporation and Limited Liability Company.
Fourth: The name of the surviving Limited Liability Company is LKQ Pick Your Part Midwest, LLC.
Fifth: The executed agreement of merger is on file at 500 W. Madison Street, Suite 2800, Chicago, IL 60661, the principal place of business of the surviving Limited Liability Company.
Sixth: The effective date of the Merger is 12/31/2020.
Seventh: A copy of the agreement of merger will be furnished by the surviving Limited Liability Company on request, without cost, to any member of the Limited Liability Company or any person holding an interest in any other business entity which is to merge or consolidate.
IN WITNESS WHEREOF, said Limited Liability Company has caused this certificate to be signed by an authorized person, this 11th day of November, A.D. 2020.
By:___________/s/ Matthew McKay________
Authorized person

Name: _____Matthew McKay, Secretary_____
Print or Type

State of Delaware
Certificate of Merger of a Foreign Corporation
into a Domestic Limited Liability Company
Pursuant to Title 6, Section 18-209 of the Delaware Limited Liability Company Act.
First: The name of the surviving Limited Liability Company LKQ Pick Your Part Midwest, LLC, a Delaware Limited Liability Company.
Second: The name of the Corporation being merged into this surviving Limited Liability Company is LKQ Self Service Auto Parts-Kalamazoo, Inc. The jurisdiction in which this Corporation was formed is Michigan.

Third: The Agreement of Merger has been approved and executed by the Corporation and Limited Liability Company.
Fourth: The name of the surviving Limited Liability Company is LKQ Pick Your Part Midwest, LLC.
Fifth: The executed agreement of merger is on file at 500 W. Madison Street, Suite 2800, Chicago, IL 60661, the principal place of business of the surviving Limited Liability Company.
Sixth: The effective date of the Merger is 12/31/2020.
Seventh: A copy of the agreement of merger will be furnished by the surviving Limited Liability Company on request, without cost, to any member of the Limited Liability Company or any person holding an interest in any other business entity which is to merge or consolidate.
IN WITNESS WHEREOF, said Limited Liability Company has caused this certificate to be signed by an authorized person, this 11th day of November, A.D., 2020.

By:___________/s/ Matthew McKay________
Authorized person

Name: ______Matthew McKay, Secretary___
Print or Type

State of Delaware
Certificate of Merger of a Foreign Limited Liability Company
into a Domestic Limited Liability Company
Pursuant to Title 6, Section 18-209 of the Delaware Limited Liability Company Act.

First: The name of the surviving Limited Liability Company is LKQ PICK YOUR
PART MIDWEST, LLC    , a Delaware Limited Liability Company.

Second: The name of the Limited Liability Company being merged into this surviving Limited Liability Company is SCRAP PROCESSORS, LLC    .
The jurisdiction in which this Limited Liability Company was formed is Illinois.

Third: The Agreement of Merger has been approved and executed by both Limited Liability Companies.
Fourth: The name of the surviving Limited Liability Company is LKQ PICK YOUR
PART MIDWEST, LLC    .

Fifth: The executed agreement of merger is on file at 500 W. Madison Street Suite 2800, Chicago, IL 60661 the principal place of business of the surviving Limited Liability Company.

Sixth: A copy of the agreement of merger will be furnished by the surviving Limited Liability Company on request, without cost, to any member of the Limited Liability Company or any person holding an interest in any other business entity which is to merge or consolidate.
IN WITNESS WHEREOF, said Limited Liability Company has caused this certificate to be signed by an authorized person, this 28th day of April, A.D., 2021.

By:___________/s/ Matthew McKay________
Authorized person

Name: ________Matthew McKay_________
Print or Type

State of Delaware
Certificate of Merger of a Foreign Corporation
into a Domestic Limited Liability Company
Pursuant to Title 6, Section 18-209 of the Delaware Limited Liability Company Act.

First: The name of the surviving Limited Liability Company is      LKQ Pick Your Part Midwest, LLC, a Delaware Limited Liability Company.
Second: The name of the Corporation being merged into this surviving
Limited Liability Company is U-Pull-It, Inc.
The jurisdiction in which this Corporation was formed is Illinois.

Third: The Agreement of Merger has been approved and executed by the Corporation and Limited Liability Company.

Fourth: The name of the surviving Limited Liability Company is
LKQ Pick Your Part Midwest, LLC

Fifth: The executed agreement of merger is on file at
500 W. Madison Street, Suite 2800 Chicago, IL 60661     ,
the principal place of business of the surviving Limited Liability Company.

Sixth: A copy of the agreement of merger will be furnished by the surviving Limited Liability Company on request, without cost, to any member of the Limited Liability Company or any person holding an interest in any other business entity which is to merge or consolidate.
IN WITNESS WHEREOF, said Limited Liability Company has caused this certificate to be signed by an authorized person, this 1st day of July, A.D. 2021.

By:___________/s/ Matthew J. McKay________
Authorized person

Name: ______Matthew J. McKay, Secretary___
Print or Type